SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2005

AEROCENTURY CORP.

(Exact name of Registrant as specified in its charter)

DELAWARE	94-3263974
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1440 Chapin Avenue, Suite 310

Burlingame, CA 94010

(Address of principal executive offices) (Zip Code)

650-340-1888

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Item 2.02: Earnings Announcement

On August 10, 2005, AeroCentury Corp. (the “Company”) announced via press release the Company’s preliminary results for its fiscal quarter ended June 30, 2005. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 2.02 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

Exhibits

Exhibit 99.1	6/30/2005 Earnings Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: August 11, 2005

AEROCENTURY CORP.

By: /s/ Neal D. Crispin

Neal D. Crispin,

Chairman of the Board and President